                                                        Registration No. 2-11466

                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            X

     Pre-Effective Amendment No. ___


     Post-Effective Amendment No. 71                               X


                                and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X


     Amendment No. 21


                   (Check appropriate box or boxes.)

                              CENTURY SHARES TRUST

               (Exact Name of Registrant as Specified in Charter)

                 One Liberty Square, Boston, Massachusetts 02109
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code (617) 482-3060

                         Richard F. Cook, Jr., Secretary

                 One Liberty Square, Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)


Approximate Date of Proposed Public Offering April 30, 1998


It is proposed that this filing will become effective (check appropriate box)


____ immediately upon filing pursuant to paragraph (b)
 X   on April 30, 1998, pursuant to paragraph (b)
____ 60 days after filing pursuant to paragraph (a)(1)
____ on [date], pursuant to paragraph (a)(1)
____ 75 days after filing pursuant to paragraph (a)(2)
____ on [date] pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:
____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

    CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


    The Issuer has registered an indefinite number of shares of securities under the Securities Act of 1933 pursuant to Rule 24f-2, and on February 26, 1998, the Rule 24f-2 Notice for the Issuer's fiscal year ended December 31, 1997, was filed.

                              CENTURY SHARES TRUST

                              Cross Reference Sheet

Item No. of Form N-1A              Location in Prospectus or SAI
---------------------              -----------------------------

       Part A
       ------

           1                          Front Cover
           2                          Highlights of the Trust
           3                          Supplementary Information
           4                          Highlights of the Trust; Investment
                                        Objective & Policies

           5                          Management of the Trust (P); Shareholder
                                        Services; Highlights of the Trust;
                                        Back Cover
           5A                         Not Applicable [in Annual Report]
           6                          Shares; Highlights of the Trust;

                                        Dividends; Capital Gain Distributions
                                        and Tax Status

           7                          How Net Asset Value is Determined;
                                        How to Invest; Shareholder Services;
                                        Tax-Sheltered Retirement Plan
           8                          How to Withdraw your Investment
           9                          Not Applicable

       Part B
       ------

         10                           Cover Page of SAI
         11                           Cover Page of SAI
         12                           Not Applicable
         13                           Investment Restrictions
         14                           Management of the Trust (SAI)
         15                           Management of the Trust (SAI)
         16                           Management of the Trust (P & SAI);
                                        Other Information

         17                           Other Information
         18                           Not Applicable
         19                           How to Invest; How Net Asset Value is
                                        Determined

         20                           Dividends, Capital Gain Distributions
                                        and Tax Status

         21                           Not Applicable
         22                           Investment Performance Information
         23                           Financial Statements

      Part C
      ------
                                      Information required to
                                        be included in Part C is
                                        set forth under the
                                        respective numbered item
                                        in Part C of this
                                        Registration Statement.

                              CENTURY SHARES TRUST

                               One Liberty Square
                           Boston, Massachusetts 02109

                            800-321-1928/617-482-3060

    Organized in 1928, Century Shares Trust (the "Trust") operates as a diversified open-end management investment company. It is a no-load mutual fund, which means that its shares are offered by the Trust at net asset value without a sales charge.

         The investment objective of the Trust is long-term growth of principal and income, obtained through investment in a diversified portfolio of common stocks, or securities convertible into common stocks, of insurance companies and banks, insurance brokers, and other companies providing services to, or closely related to, insurance companies and banks.

                                   PROSPECTUS


                                 April 30, 1998

This Prospectus sets forth information about the Trust that a prospective investor should know before making an investment in the Trust. A Statement of Additional Information, dated April 30, 1998, has been filed by the Trust with the Securities and Exchange Commission and is incorporated into this Prospectus by reference. The Statement is available free of charge upon written request to the Trust at the above address. Shareholders are advised to retain this Prospectus for future reference.

Table of Contents
                                                                       Page


Highlights of the Trust . . . . . . . . . . . . . . . . . . . . . . .   5
Supplementary Information . . . . . . . . . . . . . . . . . . . . . .   9
Investment Objective and Policies . . . . . . . . . . . . . . . . . .  10
How to Invest . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
Shareholder Services. . . . . . . . . . . . . . . . . . . . . . . . .  16
Tax-Sheltered Retirement Plan . . . . . . . . . . . . . . . . . . . .  18
How to Withdraw Your Investment . . . . . . . . . . . . . . . . . . .  18
Dividends, Capital Gain Distributions and Tax Status. . . . . . . . .  22
Management of the Trust . . . . . . . . . . . . . . . . . . . . . . .  24
Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
How Net Asset Value is Determined . . . . . . . . . . . . . . . . . .  29
Record of Investment Results  . . . . . . . . . . . . . . . . . . . .  30



          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
            NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION
            PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE

                             HIGHLIGHTS OF THE TRUST


    Century Shares Trust (the "Trust") is a "Massachusetts trust" organized in March, 1928, which operates as a no-load (no sales charge), diversified open-end management investment company. As of April 1, 1998, the Trust had approximately 12,000 individual and institutional shareholders.


INVESTMENT OBJECTIVE & POLICIES:

    The investment objective of the Trust is long-term growth of principal and income obtained through investment in a diversified portfolio of common stocks, or securities convertible into common stocks, of insurance companies and banks, insurance brokers, and other companies providing services to, or closely related to, insurance companies and banks. At the end of each of the last three years, the Trust's investments were held predominantly in shares of insurance companies. Thus, the Trust differs from most investment companies in its investment approach and concentration. Risk factors facing investors in the Trust include not only the uncertainties associated generally with investing in stocks, but also factors arising out of concentration in the insurance and banking industries where performance will be affected by general industry and economic conditions as well as other risk factors particular to the insurance and banking industries.

MINIMUM INITIAL INVESTMENT:

    Initial Investment:  $500; Subsequent Investments:  $25

OFFERING PRICE:

    Shares of the Trust may be purchased directly from the Trust at the net asset value without any sales charge.

HOW TO INVEST:

    Complete the Application provided with this Prospectus and send it along with your check as follows:

By Regular Mail:     Century Shares Trust, P.O. Box 8329, Boston
                     MA  02266-8329

By Courier or Hand:  Boston Financial Data Services, Attn:  Century
                     Shares Trust, 2 Heritage Drive, North Quincy,
                     MA  02171

Feel free to call us toll-free at 800-321-1928 or 617-482-3060 if you have any questions.

WHO MANAGES THE TRUST?

    Century Capital Management, Inc. provides investment advisory and management services to the Trust under an Investment Advisory and Management Services Agreement dated as of July 1, 1994, approved by the Trust's Trustees and the holders of a majority of its outstanding shares. Prior to that date the Trust was internally managed under the direction of its Trustees.

HOW TO WITHDRAW YOUR INVESTMENT:

    Shares may be redeemed at any time at net asset value. The Trustees are authorized to reduce the redemption price by up to one percent, but have never done so. See Page 18.

WHAT HAS BEEN THE TRUST'S RECORD?


    During the 10-year period ended December 31, 1997, the value of an investment in Century Shares Trust rose 474.4% for shareholders who accepted capital gain distributions and income dividends in additional shares. The table on Page 31 provides details for the period cited including annual fluctuations in value. During the one, five and ten year periods ended on December 31, 1997, the average annual total return on an investment in the Trust was 50.13%;, 17.90%;, and 19.10%, respectively. See Page 32.


INDIVIDUAL RETIREMENT ACCOUNTS:


    Century Shares Trust offers investors an Individual Retirement Account (Regular IRA), a Roth Individual Retirement Account (Roth IRA) and an Education Individual Retirement Account (Education IRA). If you would like to receive information on these plans, check the appropriate place in the Application, or call us.


 EXPENSE TABLE:

    The following table sets forth certain costs and expenses associated with an investment in the Trust.

Shareholder Transaction Expenses

    Maximum Sales Load Imposed on Purchases            None
      (as a % of offering price)

    Maximum Sales Load Imposed on Reinvested           None
      Dividends (as a % of offering price)

    Deferred Sales Load (as a % of original            None
      purchase price or redemption proceeds,
      as applicable)

    Redemption Fees (as a % of amount redeemed,        None*
      after waiver)

    Exchange Fee                                       None

----------------
* The Trustees are authorized to reduce the redemption price by up to one percent, but have never done so. If the Trustees chose to apply this redemption fee, prior notice would be given. See Page 18.

Annual Fund Operating Expenses
(as a % of average net assets)


    Management Fees                        0.69%

    12b-1 Fees                                0%

    Other Expenses                         0.13%

    Total Fund Operating Expenses          0.82%

Example

                                1 year    3 years   5 years   10 years
                                ------    -------   -------   --------
You would pay the following
expenses on a $1,000
investment, assuming (1) 5%
annual return and (2)
redemption at the end of
each time period:                 $8        $26       $46       $101



 The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in the Trust will bear directly or indirectly. THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                            SUPPLEMENTARY INFORMATION

FINANCIAL HIGHLIGHTS

These financial highlights should be read in conjunction with the financial statements and notes thereto, and the report of Deloitte & Touche LLP, independent certified public accountants, included in the Statement of Additional Information.


                                                                    Year Ended December 31,
                                                --------------------------------------------------------------
                                                1997          1996          1995           1994          1993
Net Asset Value, beginning of year ....        $31.30        $28.07        $21.77         $24.04        $25.68

Income from Investment
  Operations:
   Net investment income ..............       $   .39         $ .46         $ .41          $ .44         $ .43
   Net realized and unrealized
       gain (loss) on investments .....         15.25          4.34          7.22          (1.38)        (0.52)
           Total income  (loss) from
            investment operations .....       $ 15.64        $ 4.80        $ 7.63        $ (0.94)      $ (0.09)

Less Distributions:
   From net investment income .........       $  (.38)       $ (.46)       $ (.41)        $ (.45)       $ (.45)
   From net realized gain (loss)
      on investment transactions ......         (1.90)        (1.11)         (.92)          (.88)        (1.10)
          Total distributions .........       $ (2.28)      $ (1.57)      $ (1.33)       $ (1.33)      $ (1.55)
Net Asset Value, end of year ..........        $44.66        $31.30        $28.07         $21.77        $24.04
Total Return ..........................         50.1%         17.2%         35.2%          (3.9%)        (0.4%)
Ratios/Supplemental Data:
   Net assets, end of year (000 omitted)     $414,576      $270,781      $267,181       $205,904      $242,781
   Ratio of expenses to average
     net assets .......................          0.82%         0.87%         0.94%          1.01%         0.82%
   Ratio of net investment income
     to average net assets ............          1.04%         1.58%         1.60%          1.93%         1.72%
Portfolio Turnover Rate ...............          6%            3%            5%             2%           19%
Average Commission Rate Paid ..........          $.0400        $.0400


                                                                    Year Ended December 31,
                                                --------------------------------------------------------------
                                                 1992          1991          1990           1989          1988
Net Asset Value, beginning of year ....         $21.03        $16.82        $19.42         $14.62        $14.76

Income from Investment
  Operations:
   Net investment income ..............          $ .48         $ .44         $ .52          $ .49         $ .56
   Net realized and unrealized
       gain (loss) on investments .....           5.15          4.81         (2.03)          5.52          1.74
           Total income  (loss) from
            investment operations .....         $ 5.63        $ 5.25       $ (1.51)        $ 6.01        $ 2.30

Less Distributions:
   From net investment income .........         $ (.42)       $ (.47)       $ (.51)        $ (.50)       $ (.54)
   From net realized gain (loss)
      on investment transactions ......           (.56)         (.57)         (.58)          (.71)        (1.90)
          Total distributions .........         $ (.98)      $ (1.04)      $ (1.09)       $ (1.21)      $ (2.44)
Net Asset Value, end of year ..........         $25.68        $21.03        $16.82         $19.42        $14.62
Total Return ..........................          27.0%         31.5%         (7.8%)         41.6%         15.7%
Ratios/Supplemental Data:
   Net assets, end of year (000 omitted)      $260,265      $157,942      $130,098       $150,461      $110,426
   Ratio of expenses to average
     net assets .......................           0.84%         0.95%         1.03%          0.94%         0.87%
   Ratio of net investment income
     to average net assets ............           1.84%         2.28%         2.82%          2.78%         3.45%
Portfolio Turnover Rate ...............           5%            0%            3%             3%            3%
Average Commission Rate Paid ..........


TRUST PERFORMANCE

    The Trust may from time to time advertise its historical performance data. Such data is based on historical performance and should not be interpreted as a representation or guarantee of future performance.

    In advertising performance data, the Trust will provide average annual total return results for each of the one, five, and ten-year periods ending no later than the last calendar quarter. These results would represent percentage changes in the value of an investment in the Trust over the applicable period, assuming reinvestment of all income dividends and capital gain distributions and the redemption of all share holdings at the end of the period. Performance would be calculated on an average annual compounded basis, thereby giving effect to assumed reinvestment over the period.

    The Trust might also present total return data for periods of time on a historical aggregate, rather than average annual compounded basis. This data would also reflect the changes in share price and reinvestment of income dividends and capital gains distributions over the period covered, but data covering periods greater than one year would not be restated on an annual basis.

    A further discussion of Trust performance is included in the section entitled "Record of Investment Results" and in the Trust's Annual Report, which is provided to shareholders and available from the Trust upon request at no charge.

                        INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Trust is long-term growth of principal and income obtained through investment in a diversified portfolio of common stocks, or securities convertible into common stocks, of insurance companies and banks, insurance brokers and other companies providing services to, or closely related to, insurance companies and banks. There can be no assurance that such objective will be realized.

    Century Shares Trust concentrates and invests only in:

    (1) shares of insurance companies, banks and trust companies;

    (2) shares of insurance brokers and other companies engaged in providing services to, or in a business closely related to, the insurance and banking industries;

    (3) shares of any subsidiary of a company described in (1) or (2) above;

    (4) shares of a company whose principal business is the ownership and management of a company described in (1) or (2) above; and

    (5) debt instruments of domestic governmental and non-governmental issuers of investment grade at the time of purchase.

    The Trust has no restriction on the relative amount of investments which may be made between the insurance or banking industries. At the end of each of the last three years, however, the Trust's total investments were held predominantly in shares in insurance companies (representing approximately 92% to 94% of such investments (not including cash equivalents) during that period).

    The Trust purchases securities primarily for investment, rather than with a view to trading profits, and accordingly expects to have a low rate of portfolio turnover which avoids the trading costs associated with a high portfolio turnover rate. For the last five years, the turnover rate has averaged 7%.

     A portion of the Trust's assets is invested in shares of major companies in the insurance and banking industries in order to participate in their basic growth. At the same time, the Trust owns shares of many other insurance companies--less well-known or appreciated in the general marketplace--that it believes offer superior prospects, seeking with this portfolio mix to produce above-average results over the years. The Trust is also authorized to invest in insurance brokers and other service providers to the insurance and banking industries.

    As stated above, the Trust concentrates its investments in shares of insurance companies and banks, with a predominance in the insurance industry. In so doing, the Trust's investments will be affected by general market and economic conditions as well as other risk factors particular to the insurance and banking industries.

    The Trust may invest in all types of insurance companies, including property and casualty, life and health, multi-line and specialty insurers. The performance of insurance investments will be subject to risk from different factors. The earnings of insurance companies will be affected by interest rates, pricing, claims activity, marketing competition and general economic conditions. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also ad versely affect insurance companies' policy sales, tax obligations and profitability.

    The Trust may also invest in various types of bank and trust companies. In recent years, the Trust's relatively small position in banking institutions has been held in commercial banks, which accept deposits, make loans and conduct other banking activities. The investment performance of banks and trust companies is subject to many risk factors similar to those affecting insurance companies, including interest rate changes, marketing competition, economic conditions, and governmental regulation. The laws generally separating commercial and investment banking, as well as laws governing the capitalization and regulation of the industry, are currently being studied by governmental authorities. The services offered by banks may expand if legislation broadening bank powers is enacted. While providing diversification, expanded powers could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode.

    The Trust may borrow money only temporarily and no such borrowing may be made which would cause the outstanding indebted ness of the Trust to exceed 10% of its gross assets (taken at market) or of its liquidating value, whichever is lower. Any such borrowings would be subject to the 300% asset coverage requirement of the Investment Company Act of 1940. If any such borrowing should be made, maintaining this coverage could entail the Trust's having to liquidate portfolio securities when it may be disadvantageous to do so.

                                  HOW TO INVEST

    You may purchase shares of the Trust at the per share net asset value next determined (see "How Net Asset Value is Determined") after your purchase order is received by the Trust in good order. To establish your account with the Trust, simply send your check-- minimum $500 initial investment--and the completed Application to:

  By Regular Mail                 By Courier or Hand
  ---------------                 ------------------
  Century Shares Trust            Boston Financial Data Services
  P.O. Box 8329                   Attn:  Century Shares
  Trust  Boston, MA 02266-8329    2 Heritage Drive
                                  North Quincy, MA  02171

    Shares of the Trust may be purchased at net asset value directly from the Trust without a sales charge, so 100% of your money goes to work for you.

Investing By Telephone

    If you are already a Trust shareholder, you may make additional investments by telephone in accordance with policies which the Trust has established. The purchase price will be the per share net asset value next determined following acceptance of the order. Payment for shares purchased by phone order must be received by the Trust within seven days following the Trust's acceptance of the order. If payment is not received within the time required, the order is subject to cancellation.

    At its discretion, the Trust may accept telephone orders from non-shareholders or from securities dealers. The Trust reserves the right to suspend or alter the practice of accepting telephone orders generally or in connection with a specific transaction or to require a deposit prior to acceptance of a phone order.

Automatic Investing

    If you wish, you may purchase additional shares of the Trust by having your bank account drafted periodically in accordance with your instructions. For more information and required documentation regarding this program, please contact the Trust.


Transactions Through Intermediaries

    If you wish, you may purchase shares of the Trust through an intermediary, which may charge you a fee for this service. Such intermediaries include securities broker-dealers, banks, and "fund supermarkets." An intermediary may be a designated agent of the Trust. If so, orders that it accepts at any time until the daily time of computation of the Trust's net asset value would receive that price per share as the purchase price. The agent is required to segregate any orders received on a business day after the daily computation time and transmit those orders to the Trust separately for execution at the net asset value next determined after that business day. A purchase made through an intermediary that is not a designated agent of the Trust is made at the net asset value next determined after the order is actually received by the Trust.

    Share redemptions also may be made through intermediaries (see "How to Withdraw Your Investment"). If you are interested in purchasing or redeeming shares through a broker-dealer or other intermediary, you may contact the Trust (telephone numbers are listed on the front page) to obtain current information on available arrangements.


Investing By Wire

    If you wish to purchase shares of the Trust by wiring federal funds, you must notify us before the funds are wired. Call 617-482-3060 or 800-321-1928 so as to insure proper credit to your account. Funds should be wired to:

    State Street Bank and Trust Company
    ABA # 011000028; DDA # 99046583
    Credit Century Shares Trust
    [insert Shareholder Name and Account Number]


A completed Application should be mailed to the Trust as well.


    The Trust may also from time to time issue its shares in exchange for the securities held in the portfolio of other investment companies, trusts or other securities owners. Such transactions would generally involve the issuance of Trust shares at net asset value, based upon the value of the securities acquired.

    If any order to purchase shares is cancelled due to nonpayment or the Trust's failure to receive good funds, YOU WILL BE RESPONSIBLE FOR ANY LOSS INCURRED BY THE TRUST DUE TO THE CANCELLATION AND, IF YOU ARE AN EXISTING SHAREHOLDER, THE TRUST SHALL HAVE THE AUTHORITY TO REDEEM SHARES IN YOUR ACCOUNT TO REIMBURSE THE TRUST FOR THE LOSS INCURRED.

                              SHAREHOLDER SERVICES

    Upon making an initial investment (minimum amount $500), a shareholder will automatically have an account established on the books of the Trust. Once any account is opened, the minimum on subsequent investments, which may be made at any time, is $25. The shareholder will receive a confirmation from the Trust of the initial and each subsequent transaction in the account showing the current transaction and the current number of shares held. Shareholders should retain confirmations for their personal and tax records; requesting duplicate confirmations or historical transcript information may result in a fee charge.

    State Street Bank and Trust Company, through its subsidiary Boston Financial Data Services, Inc., acts as the Trust's transfer agent and dividend paying agent. Charles Schwab Trust Company may act as a transfer agent with respect to certain retirement plans for which it is trustee.

    All shares remain on deposit with the Trust and no certificates are issued unless specifically requested in writing. Certificates will be issued in full shares only; fractional shares will remain on deposit. Certificates which have been issued to a shareholder may be returned to the Trust at any time for credit to the shareholder's account. Certificates should be sent to the Trust at the following addresses: (a) if by regular mail, to Century Shares Trust, P.O. Box 8329, Boston, MA, 02266-8329, (b) if by courier or hand delivery to Boston Financial Data Services, Attn: Century Shares Trust, 2 Heritage Drive, North Quincy, MA, 02171. Shares held in an account may be redeemed as described under "How to Withdraw Your Investment."

    The advantages offered to a Trust shareholder are:

    1. You may make additional purchases in the manner described under "How to Invest." The minimum for subsequent investments is $25.

    2. You may select one of the following distribution options which best suits your needs:

       Share Option: Income dividends and capital gain distributions are reinvested in additional shares.

       Income Option: Income dividends are paid in cash and capital gain distributions are reinvested in additional shares.

       Cash Option: Income dividends and capital gain distributions are paid in cash.

    You should indicate your choice of option, as well as the registration details for your account, on the Application. If no option is specified on your Application, the Share Option will automatically be assigned. The option in effect may be changed by written instruction to the Trust. Income dividends and capital gain distributions reinvested in additional shares are paid at the net asset value determined at the close of business on the ex-date of the dividend or distribution.

    The costs of services rendered to investors under their accounts are paid for by the Trust. However, in order to cover administrative costs, investors requesting a historical transcript of their account may be charged a fee based upon the number of years researched. The right is reserved on 60 days written notice to make charges to investors to cover other administrative costs of the accounts.


                         TAX-SHELTERED RETIREMENT PLANS

    In addition to regular accounts, the Trust offers a tax-sheltered Individual Retirement Account (Regular IRA), a tax-sheltered Roth Individual Retirement Account (Roth IRA) and a tax-sheltered Education Individual Retirement Account (Education IRA). Complete information on these plans is available upon request. The Trust may from time to time offer additional retirement plans; information on such plans would be provided upon request.


                         HOW TO WITHDRAW YOUR INVESTMENT


    A shareholder has the right to redeem shares by submitting a written request for redemption to the Trust at the following addresses: (a) if by regular mail, to Century Shares Trust, P.O. Box 8329, Boston, MA, 02266-8329, (b) if by courier or hand delivery, to Boston Financial Data Services, Attn: Century Shares Trust, 2 Heritage Drive, North Quincy, MA, 02171. Such written request must (i) indicate whether all or a stated portion of the shares held in the account are to be redeemed, (ii) provide the shareholder's account number, and
(iii) be signed by each record owner of the account exactly as the shares are registered (for example, a trustee must sign as such trustee). Except as indicated below, the signature of each record owner submitting any redemption request must be guaranteed by a commercial bank or trust company having a correspondent in New York City or Boston, or a member firm of the New York, Boston or Pacific Coast Stock Exchange or another "eligible guarantor institution" as defined and in accordance with Rule 17Ad-15 under the Securities Exchange Act of 1934. Notaries public are not acceptable signature guarantors. Signature guarantees are not required, however, if the total redemption amount is less than $10,000, as long as the redemption proceeds are sent to the shareholder's registered address and are made payable to the registered shareholder, and there has been no address change effected in the prior 60-day period. Redemption will be made at the net asset value next computed (see "How Net Asset Value is Determined") after the Trust receives a properly submitted redemption request with all supporting documentation. A completed, signed Application must have been received by the Trust before a redemption request will be accepted. If certificates were issued for the shares to be redeemed, such certificates must also be submitted and must be duly endorsed (by each record owner) for transfer (or be accompanied by a duly endorsed stock power). In addition, in some cases a redemption request may require the furnishing of additional documents. A shareholder uncertain about redemption requirements should telephone the Trust for clarification prior to submitting the required written redemption request.

    At its sole discretion, and subject to receipt of appropriate information, the Trust may accept redemption orders from intermediaries, such as broker-dealers, banks or "fund supermarkets," which may charge a fee for this service. Orders from intermediaries that are not designated agents of the Trust would be received by the Trust until the daily time of computation of the Trust's net asset value, and would receive such value per share as a redemption price. If such dealer orders could not be completed by telephone or electronic transmission (for example, during periods of unusual market or economic developments), written instructions should be sent to the Trust. In such unusual circumstances, the Trust may in its discretion extend the time during which it will accept orders that were received by the dealer before the daily computation time. Redemption orders also may be placed with designated agents of the Trust at any time until the daily time of computation of the Trust's net asset value, and would receive such price per share as the redemption price. The agent is required to segregate any orders received on a business day after the daily computation time and transmit those orders to the Trust separately for execution at the net asset value next determined after that business day.

    The Trustees are authorized to reduce the redemption price by an amount up to one percent, but have never done so. If the Trustees elected to reduce the redemption price by up to one percent, prior notice would be given, and they might implement policies and procedures which could, for example, apply the reduction selectively on the basis of length of time of share ownership or size of the shareholder account or redemption amount.


    Payment for shares redeemed will be made not later than seven days from the date the request for redemption is received in complete and proper form. Payment will be made by the mailing of a check drawn on the Boston bank account of the Trust. The Trust, in the exercise of its sole discretion, reserves the right to make payment by an alternative method.

    The Trust is permitted to deliver assets in kind (in whole or in part) in lieu of cash for large redemptions pursuant to Rule 18f-1 under the Investment Company Act of 1940. The Trustees are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the liquidating value of the Trust, during any 90-day period for any one shareholder, but may make redemptions in kind above that limitation. Shareholders receiving redemptions in kind may incur brokerage costs in converting securities received into cash.

    The right to suspend redemptions--and the deferment of payment--is permitted:

    -- when the New York Stock Exchange is closed (other than weekend or holiday closings) or trading on the New York Stock Exchange is restricted

    -- during any emergency which makes it impractical for the Trust to dispose of its securities or value its assets

    -- during any period permitted by order of the Securities and Exchange
       Commission for the protection of investors.

    If the shares sought to be redeemed have recently been purchased, the proceeds of redemption will not be sent until checks (including certified or cashier's checks) received for the shares purchased have cleared, which period normally will not exceed 15 days.

    At the time of redemption the value of shares may be more or less than the shareholder's cost depending upon the market value of the portfolio securities.


    Because small account balances result in relatively higher administration costs, the Trust reserves the right to redeem shares in any account the value of which falls below $500 following any redemption by the shareholder. The Trust will provide at least 30 days' prior written notice before the Trust takes such action to allow the shareholder to increase the account balance above the minimum level. Any such redemption would result in a taxable capital gain (or loss) to the affected shareholder.


              DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAX STATUS

    The Trustees are required to distribute as dividends to shareholders during each fiscal year or within a reasonable time thereafter any net investment income for the year adjusted for amounts included as accrued dividends in the price of shares issued and repurchased. Such dividends are currently being paid semi-annually in the latter part of June and December. Net investment income will be distributed in full regardless of capital gains or losses.


    It is also the Trust's policy to distribute substantially all net long-term capital gains, if any. Both income dividends and capital gain distributions are payable in shares of the Trust at net asset value, or at the election of each shareholder, in cash. Approximately 73% of the net asset value of the shares of the Trust as of December 31, 1997, represented unrealized appreciation. Net long-term gains on sales of securities when realized and distributed are taxable as long-term capital gains to the shareholder irrespective of the period the shareholder may have held the shares of the Trust. If the net asset value of the shares is reduced below a shareholder's cost by distribution of gains realized on the sale of securities, such distribution will be a return on investment though taxable as stated above. For 1997 the Trust qualified as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to do so in the current year.


    To avoid imposition of an excise tax under the Code, the Trust must declare as dividends substantially all of its net investment income and net long-term capital gains with respect to the year in which they are realized. The annual net long-term capital gain distribution and the second semi-annual income dividend generally will be declared in December of each year and either distributed in that year or, if the Trust so elects, distributed during the following January as permitted by the Code, in which event a shareholder will be deemed for federal income tax purposes to have received the payment in the year of the December declaration. Advice as to the amount and tax status of each year's dividends and distributions will be mailed to shareholders annually. Dividends and distributions are taxable to shareholders, other than shareholders not subject to tax on their income, regardless of whether they are received in cash or reinvested in additional shares of the Trust.

     Any dividend or distribution paid will have the effect of reducing the net asset value per share by the amount of the dividend or distribution. Furthermore, if such dividend or distribution is paid shortly after a purchase of shares by an investor, it is subject to income taxes although in effect it is a return of capital.

    The Trust is required under federal tax law to backup withhold 31% of reportable payments (including income dividends, capital gain distributions and redemptions) from accounts which have not complied with applicable IRS regulations. Furthermore, the Trust may refuse to sell shares to any investor who does not furnish a taxpayer identification number ("TIN"), certified under penalties of perjury (on the accompanying Application or otherwise properly) either before or at the time of purchase. Until the Trust receives an investor's correct, certified TIN, the Trust at any time may redeem shares sold to that investor.

                             MANAGEMENT OF THE TRUST

WILLIAM O. BAILEY, TRUSTEE
    Terra Nova (Bermuda) Holdings Ltd.,
    Chairman, President & Chief Executive Officer
      (Insurance Holding Company)
    Address:  7 Victoria Street, Hamilton, Bermuda

JOHN E. BEARD, TRUSTEE
    Ropes & Gray, Partner (Attorneys)
    Address:  One International Place, Boston


WILLIAM W. DYER, JR., TRUSTEE*
    Century Capital Management, Inc., Vice President and Director
      (Investment Adviser)
    Sen-Tech International Holdings, Inc., Director
      (Insurance Company) (1993)

ALLAN W. FULKERSON, CHAIRMAN OF THE TRUSTEES*
    Century Capital Management, Inc., President and Director
      (Investment Adviser)
    Lumber Mutual Insurance Co., Director and Chairman of the
      Executive Committee
    Massachusetts Fiduciary Advisors, Inc., President and Director
      (Investment Adviser)
    Mutual Risk Management Ltd., Director
      (Insurance Services)


ERNEST E. MONRAD, TRUSTEE
    Northeast Investors Trust, Chairman of the Trustees
    Address:  50 Congress Street, Boston


JERRY S. ROSENBLOOM, TRUSTEE (1998)
    Wharton School, University of Pennsylvania, Professor of
      Insurance and Risk Management
    Address:  304 Colonial Penn Center, 3641 Locust Walk,
      Philadelphia, Pennsylvania

RICHARD F. COOK, JR., SECRETARY
    Century Capital Management, Inc., Vice President, Treasurer,
      Clerk and Director (Investment Adviser)
    Massachusetts Fiduciary Advisors, Inc., Senior Vice President,
      Treasurer and Clerk (Investment Adviser)


    Trustees who are interested persons of the Trust, as defined in the Investment Company Act of 1940, are designated by an asterisk (*). Addresses for all Trustees and Officers are One Liberty Square, Boston, MA, unless otherwise indicated. All positions shown are of more than five years duration unless otherwise indicated.


    Effective July 1, 1994, the Trust entered into an Investment Advisory and Management Services Agreement with Century Capital Management, Inc. (the "Adviser"). Prior to that date, the Trust was internally managed under the direction of its Trustees. The Trust's activities, including its agreement with the Adviser, are supervised by the Trustees. Messrs. Fulkerson and Dyer, who each are both Trustees of the Trust and officers of the Adviser, make the day-to-day decisions concerning management by the Adviser of the Trust's portfolio of investments. Mr. Fulkerson, Chairman of the Trust and President of the Adviser, joined the Trust in 1966 after ten years experience with two investment firms. He became a Trustee in 1969 and Chairman and Managing Trustee in 1976. Following 20 years service with a member firm of the New York Stock Exchange, Mr. Dyer, a Trustee of the Trust who serves as Vice President of the Adviser, was elected Secretary of the Trust in 1976 and became a Trustee in 1977. The Trustees hold formal quarterly meetings at which time a full report of actions taken since the most recent meeting, including a report by the Adviser, is presented to the Trustees. Between regularly scheduled quarterly meetings, the Trustees regularly confer by telephone and in informal meetings. Mr. Cook acts as chief administrative officer of the Trust and the Adviser. The Trustees elect their successors.

    The Adviser is located at One Liberty Square, Boston, Massachusetts, 02109. The Adviser is solely owned by its officers and certain related persons. The Adviser, organized in April, 1992, is the investment adviser to four limited partnerships with net asset values at March 31, 1998, of approximately $182 million. The Trust is the Adviser's first and only investment company client.


    The Adviser acts as investment adviser to the Trust, with discretionary authority to invest its assets. The Adviser also performs (or arranges for the performance of) certain management and administrative services necessary for the operation of the Trust, including provision of office space, equipment and facilities, supervisory relations with external service providers (such as the Trust's custodian, transfer agent, accountants and attorneys), preparing shareholder communications and conducting shareholder relations, maintaining the Trust's existence and records, and maintaining the Trust's registration and qualification for sale of its shares. The Adviser may be reimbursed by the Trust for the employment cost of Adviser personnel providing shareholder servicing, transfer agent and accounting services for the benefit of the Trust and its shareholders.


    The Trust's agreement with the Adviser continues indefinitely, so long as its continuance is approved at least annually by vote of the Trustees (including a majority of Trustees who are not interested persons of the Trust or the Adviser) or by vote of a majority of outstanding voting securities of the Trust.

    The Trust pays the Adviser a fee, monthly in arrears, equal to one-twelfth (1/12th) of the sum of seven-tenths of one percent (0.70%) of the first $250 million, and six-tenths of one percent (0.60%) of amounts exceeding $250 million, of the net asset value of the Trust at the end of such month. For the year ended December 31, 1997, the Trust paid the Adviser a total fee of $2,282,156.


    The Trust pays certain of its own expenses. Expenses of the Trust for compensation, office rental and other office expenses, and investment advisory, statistical and research services are subject to an annual overall limitation contained in the Declaration of Trust of 1 1/2% of average quarterly net assets up to $30,000,000, and 1% over that amount.

                                     SHARES

    The ownership of the Trust is represented by shares of $1.00 par value. The number of shares is not limited. Each share has the same rights as every other share.


    SHAREHOLDERS HAVE NO VOTING RIGHTS IN THE SELECTION OF TRUSTEES OR ANY SUCCESSOR TRUSTEES OR OTHER MATTERS RELATING TO THE MANAGEMENT OF THE TRUST (EXCEPT THAT A TRUSTEE MAY BE REMOVED FROM OFFICE AS PROVIDED IN THE INVESTMENT COMPANY ACT) EXCEPT THAT THE DECLARATION OF TRUST MAY BE AMENDED OR TERMINATED ONLY WITH THE WRITTEN CONSENT OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES. Shares have no preemptive rights and are fully paid and non-assessable.


    The Trust may create and issue additional series of shares, subject to the Investment Company Act of 1940 and the rules promulgated thereunder, when, as and if the Trustees may determine, without further action by the shareholders. The Declaration of Trust gives the Trustees authority to fix and determine the relative rights and preferences as between different series as to dividends and other distributions and on liquidation or termination of the Trust, and also to determine provisions concerning investment, reinvestment, sinking or purchase funds, conversion rights, the manner of determining Trustee remuneration with respect to such series, and conditions under which the several series shall have separate voting rights or no voting rights. The consideration received from the sale of shares of any series and all assets in which such consideration is invested or reinvested and all income and proceeds thereof will irrevocably belong to that series for all purposes, and they will be charged with the liabilities of the Trust in respect of that series, with assets and liabilities not readily identifiable as those of a particular series being allocated by the Trustees as they deem fair and equitable.

                        HOW NET ASSET VALUE IS DETERMINED

     The net asset value is computed by the Trust's Custodian, State Street Bank and Trust Company, as of the close of trading on the New York Stock Exchange each day that the Exchange is open for trading and on each other day in which there is a sufficient degree of trading in the Trust's portfolio securities that current net asset value might be materially affected. Such computations appraise investments of the Trust at market values (closing prices on the principal exchange for securities listed on national exchanges and bid prices for unlisted securities), adding cash and receivables and any other assets, and deducting liabilities. The net worth so computed divided by the number of shares outstanding is the net asset value per share. Any investment for which market quotations are not readily available will be valued at fair value as determined in good faith by the Trustees.

     The net asset value of the Trust is based in part on quoted bid prices for unlisted securities owned. Purchases of investments are usually made at prices above bid prices. To the extent that investments purchased at a premium over bid prices are thereupon valued at bid prices, dilution results. It is impossible to determine the extent of any such dilution; in the opinion of the Trustees it is unimportant.

                          RECORD OF INVESTMENT RESULTS

PORTFOLIO HOLDINGS GROWTH

    The Trust's goal is to own carefully selected companies capable of above-average growth in earnings and dividends. The Trust's experience is that such above-average growth in earnings and dividends should translate into above-average investment results over a long-term time frame. The following table shows that in successive ten-year periods over the past years, the median growth rate in earnings and dividends of companies selected as holdings for the Trust's portfolio surpassed the earnings and dividend growth rates of the Standard & Poor's 500 Stock Index, a widely-followed stock market index.


                              Relative Progress of
                          Century Shares Trust Holdings

                 Annual Earnings Growth                Annual Dividend Growth
                 ----------------------                ----------------------
                Trust's            S&P 500            Trust's            S&P 500
10-Year        Portfolio            Stock            Portfolio            Stock
Periods         Holdings            Index             Holdings            Index
-------         --------            -----             --------            -----
1977-87           10.7%              4.9%               13.0%              6.6%
1978-88            9.1               6.8                12.0               6.7
1979-89            7.7               4.4                11.0               6.9
1980-90           11.2               3.9                10.6               7.2
1981-91           10.1               0.6                11.3               6.3
1982-92           11.0               4.1                10.9               6.1
1983-93            9.6               4.5                10.0               6.0
1984-94           12.1               6.0                 9.9               5.8
1985-95           11.6               8.7                10.0               5.7
1986-96           10.4              10.3                 9.3               6.1
1987-97            9.8               8.6                 8.6               5.8


Note: These figures represent operations of the Trust's median portfolio holdings and not the performance of a shareholder's investment in the Trust, where fees and expenses will affect results. For that performance record, see "The Trust's Record With All Distributions Reinvested" and "Calculation of Average Annual Total Return," below. The indicated growth rate for the Trust's portfolio holdings in each period is the median ten-year compound growth rate of those companies in the portfolio at the end of each ten-year period for which ten-year records of earnings and dividends were available. The Trust did not own shares in every one of these companies for the entire period, and it is anticipated that changes in holdings also will be made in the years ahead. The Trust cannot guarantee future growth in the earnings and dividends of the companies selected for its portfolio since earnings and dividends will vary and may, at times, run counter to the cost of living.

THE TRUST'S RECORD WITH ALL DISTRIBUTIONS REINVESTED


    Many professional investors look at total return to measure investment performance. For a mutual fund like the Trust, this means examining results with all distributions reinvested in additional shares. Because of this and the fact that as of April 1, 1998 approximately 84% of the Trust's shareholders reinvested all distributions, the following table summarizes results on this basis for the ten-year period ended December 31, 1997.


    The first column shows how much the number of shares owned would have grown during the period as a result of the accumulating effect of reinvestment. The next three columns show the components of total cumulative value. The total cumulative value of reinvested capital gain distributions and income dividends grew to exceed the value of the original share, as a result of the compounding effect of reinvestment plus share value appreciation over time. The final two columns show the total cumulative value at the end of each year and annual percentage changes in value.


               Cumulative                     Value of                                          Annual
    Year         Number       Value of       Reinvested         Value of         Total        Percentage
   Ended        of Shares     Original      Capital Gain       Reinvested       Value of       Increase
   12/31          Owned         Share       Distributions      Dividends       Investment     (Decrease)
   -----          -----         -----       -------------      ---------       ----------     ----------
    1987           1.000        $ 14.76          ---              ---            $ 14.76         ---
    1988           1.168          14.62          1.97             0.49             17.08         15.7%
    1989           1.245          19.42          3.49             1.28             24.19         41.6%
    1990           1.325          16.82          3.77             1.70             22.29         -7.8%
    1991           1.394          21.03          5.49             2.79             29.31         31.5%
    1992           1.450          25.68          7.49             4.05             37.23         27.0%
    1993           1.543          24.04          8.64             4.41             37.09         -0.4%
    1994           1.637          21.77          9.21             4.66             35.64         -3.9%
    1995           1.717          28.07         13.40             6.73             48.20         35.2%
    1996           1.804          31.30         16.85             8.32             56.48         17.2%
    1997           1.898          44.66         27.53            12.60             84.79         50.1%

10-year increase                                                                                474.4%

The value of shares accepted at the time reinvestment occurred was $15.05 for capital gains and $6.49 for income dividends. If capital gains distributions and income dividends had been withdrawn in cash, rather than reinvested, the total dollar amount received would have been $10.23 and $4.59, respectively. The illustrations in this table do not take into account income taxes that might be payable by a shareholder on distributions received or reinvested, or upon sale of the investment. Past results shown in this Prospectus should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Trust today. Shares will fluctuate in value, and achievement of objectives cannot be assured. However, the Trust's management seeks to reduce risks and to provide rewarding results through diversification and careful supervision of the investment portfolio.


CALCULATION OF AVERAGE ANNUAL TOTAL RETURN

    An investment in shares of the Trust would have provided the average annual compounded rate of return ("Average Annual Total Return") listed below for each of the indicated periods:


                                                Average Annual
              Investment Period                  Total Return
              -----------------                  ------------
      One Year Ended December 31, 1997              50.13%
      Five Years Ended December 31, 1997            17.90%
      Ten Years Ended December 31, 1997             19.10%



    Average Annual Total Return is computed as follows. A hypothetical investment of $1,000 ("Invested Amount") is assumed to have been made at the beginning of the investment period, resulting in the purchase of a certain number of shares at the effective net asset value. All income dividend and capital gain distributions made by the Trust over such period are assumed to have been reinvested in additional shares at the then effective net asset value, thereby increasing share holdings. At the end of the investment period, the number of shares then assumed held is multiplied by the ending net asset value, resulting in the amount which the assumed investment would have been worth on redemption at that time ("Redeemed Amount"). The Redeemed Amount is then compared to the Invested Amount, and the average annual compounded rate of return is derived for the period by application of a standard compound interest rate calculation.

                              CENTURY SHARES TRUST

                               One Liberty Square
                           Boston, Massachusetts 02109

                          800-321-1928 or 617-482-3060

                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 30, 1998

    This Statement of Additional Information supplements the Prospectus for the Trust dated April 30, 1998, and should be read in conjunction with the Prospectus, the contents of which are incorporated by reference herein. A copy of the Prospectus may be obtained free of charge from the Trust at the above address. This Statement of Additional Information is not a Prospectus.


                        ---------------------------------

                                TABLE OF CONTENTS

Investment Restrictions . . . . . . . . . . . . . . . . . . . . .     35

Duration of the Trust . . . . . . . . . . . . . . . . . . . . . .     37

Management of the Trust . . . . . . . . . . . . . . . . . . . . .     38

Execution of Portfolio Transactions . . . . . . . . . . . . . . .     40

Investment Performance Information  . . . . . . . . . . . . . . .     41

Other Information . . . . . . . . . . . . . . . . . . . . . . . .     43

Computation of Total Offering Price Per Unit  . . . . . . . . . .     44

Financial Statements  . . . . . . . . . . . . . . . . . . . . . .     45


               ----------------------------------

                             Investment Restrictions

    In pursuing its investment objectives described in the prospectus, the Trust may not:

    (1) Invest in other than

        (a) the shares of the capital stock, or in securities convertible into or evidencing the right to purchase shares of the capital stock of:
            (i) any insurance company, bank or trust company, (ii) any insurance broker or other company engaged in providing services to, or in a business closely related to, the insurance and banking industries,
            (iii) any subsidiary of any company described in clauses (i) or (ii) above, or (iv) any company whose principal business is the management through effective control by direct stock ownership of any company described in clauses (i) or (ii) above; or

        (b) debt instruments of domestic governmental and non-governmental issuers which are of investment grade at the time of purchase.

    (2) Make any investment which would cause (a) more than 5% of the value of the total assets of the Trust to be invested in the securities of any one issuer (such limitation being construed in accordance with the Investment Company Act of 1940 and rules thereunder regarding diversification), or (b) more than 10% of any class of securities of any issuer to be held by the Trust.

    (3) Invest in the securities of other investment companies, except by purchase in the open market where no commission or profit to an underwriter or dealer results from such purchase, other than the customary broker's commissions.

    (4) Invest in the securities of companies which, including predecessors, have a record of less than three years continuous operation.

    (5) Act as underwriter of securities.

    (6) Make loans.

    (7) Issue senior securities.

    (8) Purchase or sell real estate, commodities, or commodity contracts except such as may be conveyed in connection with a merger, consolidation, reorganization, or in satisfaction of a debt, or incidental to or as a result of other activities of the Trust.

    (9) Borrow money except temporarily and no such borrowing may be made which would cause the outstanding indebtedness of the Trust to exceed 10% of its gross assets (taken at market) or of its liquidating value, whichever is lower. Any such borrowings would be subject to the 300% asset coverage requirement of the Investment Company Act of 1940. If any such borrowing should be made, maintaining this coverage could entail the Trust having to liquidate portfolio securities when it may be disadvantageous to do so.

   (10) Invest for the purpose of exercising control or management.

   (11) Purchase securities on margin or sell short.

   (12) Purchase or retain in its portfolio the securities of an issuer if those officers or Trustees of the Trust owning beneficially more than 1/2% of the securities of such issuer together own more than 5% of the securities of such issuer.

    The basic investment power in the Declaration of Trust and the limitations listed as items (1) to (12) above may not be changed without the vote or written approval of a majority of the outstanding shares of the Trust.

    In response to specific state regulation, the Trustees further have committed, as long as such regulation remains effective:

    (A) to limit investments which are not readily marketable (including "restricted" securities, illiquid assets, unlisted foreign issuer securities and other assets for which a bona fide market does not exist) to 15% of average net assets at the time of purchase;

    (B) to limit investments in warrants, valued at the lower of cost or market, to not more than 5% of the value of the Trust's net assets (including warrants not listed on the New York or American Stock Exchange, which may not exceed 2% of the value of the Trust's net assets); and

    (C) not to invest in oil, gas and other mineral leases.

    Additionally, the Trustees currently have a policy which will not allow investments in convertible securities to exceed 5% of total investments.

                              Duration of the Trust

    The Declaration of Trust dated March 1, 1928, as amended, provides that the Trust shall continue without limitation of time. No shareholder shall be entitled to put an end to the Trust or to require division of the Trust property except by the redemption of shares as described. The Trustees have the power, with the consent of the holders of a majority of the outstanding shares, to convey the Trust property to new or other Trustees or to a corporation and distribute the net proceeds in kind at valuations fixed by the Trustees pro-rata among the shareholders, or in their discretion turn such proceeds into money, for such distribution, or distribute part in kind and part in money, or (b) sell the whole of the Trust property for money, and distribute the net proceeds pro-rata among the shareholders.

                             Management of the Trust

    The following table provides information regarding each Trustee and officer of the Trust.

Name, Address                          Position(s)                     Principal Occupation(s)
  and Age                            Held with Trust                   During Past 5 Years (a)
  -------                            ---------------                   -----------------------

William O. Bailey                    Trustee                           Terra Nova (Bermuda) Holdings Ltd.
7 Victoria Street                                                      Chairman, President & CEO
Hamilton Bermuda                                                         (Insurance Holding Co.)
  Age:  71                                                             MBIA, Inc., Director and Former
                                                                         CEO (Insurance Co.)
                                                                       Business Men's Assurance Co. of
                                                                         America, Director

John E. Beard                        Trustee                           Ropes & Gray, Partner (Attorneys)
One International Place
Boston, Massachusetts
  Age:  65

William W. Dyer, Jr.*(a)             Trustee                           Century Capital Management, Inc.
One Liberty Square                   (Prior to July,                     Vice President and Director
Boston, Massachusetts                1994, also                        CCP Capital, Inc., Vice President
  Age:  63                           Vice President)                     and Director (Management Services)
                                                                       CCP Capital II, LLC, Managing Member
                                                                         (Management Services)
                                                                       Prior to October, 1994, Massachusetts
                                                                         Fiduciary Advisors, Inc., Director
                                                                         and Senior Vice President
                                                                         (Investment Advisor)

Allan W. Fulkerson* (a)              Chairman of the                   Century Capital Management, Inc.
One Liberty Square                   Trustees (Prior to                  President and Director
Boston, Massachusetts                July, 1994, also                  CCP Capital, Inc., President and
  Age:  64                           President and                       Director (Management Services)
                                     Managing Trustee)                 CCP Capital II, LLC, Managing Member
                                                                         (Management Services)
                                                                       Massachusetts Fiduciary Advisors, Inc.
                                                                         President and Director
                                                                         (Investment Advisor)

Ernest E. Monrad                     Trustee                           Northeast Investors Trust
50 Congress Street                                                       Chairman of the Trustees
Boston, Massachusetts                                                    (Investment Company)
  Age:  67

Jerry S. Rosenbloom                  Trustee                           The Wharton School, University
304 Colonial Penn Center                                                 of Pennsylvania, Professor of
3641 Locust Walk                                                         Insurance and Risk Management
Philadelphia, Pennsylvania
  Age:  59

Richard F. Cook, Jr. (a)             Secretary                         Century Capital Management, Inc.
One Liberty Square                                                       Vice President, Treasurer, Clerk
Boston, Massachusetts                                                    and Director
  Age:  47                                                             CCP Capital, Inc., Vice President,
                                                                         Treasurer, Clerk and Director
                                                                         (Management Services)
                                                                       CCP Capital II, LLC, Managing Member
                                                                         (Management Services)
                                                                       Massachusetts Fiduciary Advisors, Inc.
                                                                         Senior VP, Treasurer and Clerk
                                                                         (Investment Advisor)


----------------
  * Indicates Trustees who are interested persons of the Trust.

(a) Relationships indicated for Messrs. Dyer, Fulkerson and Cook are with entities which might be deemed "affiliated persons" of the Trust.


    During the fiscal year ended December 31, 1997, the following persons received the indicated amounts from the Trust:


                                                             Pension or
                                                             Retirement                        Total
Name of                            Aggregate              Benefits Accrued                  Compensation
Person,                           Compensation               as Part of                      From Trust
Position                           From Trust             Trust Expenses(a)               Paid to Trustees
--------                           ----------             -----------------               ----------------

William O. Bailey,                  $15,500                     N/A                           $15,500
  Trustee


John E. Beard,                      $16,500                     N/A                           $16,500
  Trustee

William W. Dyer, Jr.,                 -                         N/A                               -
  Trustee(b)

Allan W. Fulkerson,                    -                        N/A                               -
  Trustee(b)

Ernest E. Monrad,                   $16,500                     N/A                           $16,500
  Trustee


Jerry S. Rosenbloom                 N/A                         N/A                           N/A
  Trustee(c)


(a) Not applicable. The Trust neither sponsors nor pays pension or retire ment benefits to Trustees or officers of the Trust.

(b) Any Trustee of the Trust who is an officer of Century Capital Management, Inc. receives no remuneration from the Trust.


(c) Mr. Rosenbloom became a Trustee on April 1, 1998.

    On April 30, 1998, the Trustees and officers as a group owned less than 1% of the outstanding shares of the Trust. As of April 1, 1998, Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, CA, 94104 is the record owner of two accounts with a combined share balance equal to approximately 10.5% of the Trust's outstanding shares. The Trust believes these accounts hold shares beneficially owned by clients of Charles Schwab & Co., Inc. As of April 1, 1998, CUDD & Co., c/o Chase Manhattan Bank, N.A., 1211 Sixth Avenue, New York, NY, 10036-8701 is the record owner of an account with a share balance equal to approximately 5.69% of the Trust's outstanding shares.


                       Execution of Portfolio Transactions

    Determinations with respect to execution of portfolio transactions are made by the Adviser, under discretionary authority granted by the Trust. The primary consideration in all of the Trust's portfolio transactions is execution at the most favorable prices and in the most effective manner possible. Included among the many relevant factors considered are: the size and type of the transaction, the reputation, experience, and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission, if any.

    On occasions when more than one broker-dealer firm meets the foregoing criteria for a particular transaction, consideration will be given those firms which supply services that may contribute to the overall performance of the Trust. Such services may include research, quotations and statistical or other information.

    In order to minimize brokerage charges, the Adviser seeks to execute portfolio transactions with a primary market maker in over-the-counter transactions except in those circumstances where better prices and execution are available elsewhere.


    During the years 1997, 1996 and 1995, brokerage commissions were $28,059, $12,804 and $28,585, respectively. The decrease in commissions in 1996 compared to the two other years was due to a relatively lower amount of transactions requiring brokerage payments.


                       Investment Performance Information

    The investment performance of the Trust may from time to time be presented in advertisements, shareholder reports or other communications. Such performance may be compared to indexes of groups of unmanaged stocks, such as the Standard and Poor's Stock Indexes and the Dow Jones Averages, or the Consumer Price Index demonstrating changes in the average cost of living. The investment performance of a Fund or such indexes may be calculated, ranked, rated or otherwise described by independent publications or analysts such as Barron's, Business Week, Forbes, Fortune, Investor's Business Daily, Lipper Analytical Services, Inc., Money Magazine, Morningstar, Mutual Fund Forecaster, No Load Fund X, The Value Line Mutual Fund Survey, The Wall Street Journal, and Wiesenberger Investment Companies Service, and such information may also be presented.

    An investment in shares of the Trust would have provided the average annual compounded rate of return ("Average Annual Total Return") listed below for each of the indicated periods:

                                                Average Annual
              Investment Period                  Total Return
              -----------------                  ------------

      One Year Ending December 31, 1997             50.13%
      Five Years Ending December 31, 1997           17.90%
      Ten Years Ending December 31, 1997            19.10%



    Average Annual Total Return is computed as follows. A hypothetical investment of $1,000 ("Invested Amount") is assumed to have been made at the beginning of the investment period, resulting in the purchase of a certain number of shares at the effective net asset value. All income dividend and capital gain distributions made by the Trust over such period are assumed to have been reinvested in additional shares at the then effective net asset value, thereby increasing share holdings. At the end of the investment period, the number of shares then assumed held is multiplied by the ending net asset value, resulting in the amount which the assumed investment would have been worth on redemption at that time ("Redeemed Amount"). The Redeemed Amount is then compared to the Invested Amount, and the average annual compounded rate of return is derived for the period by application of a standard compound interest rate calculation.

     The Average Annual Total Return figures provided above are computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the formula: P(1 + T)n = ERV; where P = a hypothetical initial payment of $1,000, T = average annual total return, n = number of years, and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

                                Other Information

    The Trust was organized in 1928. Wiesenberger Investment Companies Service, 1985 Ed., a recognized independent compilation of mutual fund industry statistics, lists the organization dates of "virtually all mutual funds registered for sale in the United States," and indicates that nine mutual funds in addition to the Trust were organized in or prior to 1928. Several of the largest shareholders of the Trust are insurance companies, owning shares directly or through nominees.

     If the Trust issued its shares to a shareholder in exchange for securities or assets other than cash, such securities or assets would (a) meet the investment objectives and policies of the Trust, (b) be acquired for investment and not for resale, (c) be liquid securities which are not restricted as to transfer either by law or liquidity of market, and (d) have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock exchange, or NASDAQ. The immediately preceding sentence is included in response to specific state regulation, to be applicable with respect thereto for as long as such regulation remains effective. State Street Bank and Trust Company, 1 Heritage Drive, North Quincy, Massachusetts, has been designated as custodian of the cash and investment securities of the Trust. The Custodian also is responsible for, among other things, receipt and delivery of the Trust's investment securities as specified in the custodial agreement. Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the independent accountants for the Trust. They are responsible for auditing the Trust's financial statements.


          Computation of Total Offering Price Per Unit The Statement of Assets and Liabilities--December 31, 1997, is contained in the Financial Statements set forth below.

PORTFOLIO OF INVESTMENTS -- December 31, 1997

COMMON STOCKS: INSURANCE COMPANIES -- 88.7%

  SHARES                                                              VALUE
  ------                                                          ------------
     65,738  AEGON N.V. ........................................  $  5,891,768
    100,000  AFLAC Inc. ........................................     5,112,500
     50,000  The Allstate Corp. ................................     4,543,750
    200,000  American General Corp. ............................    10,812,500
    225,000  American Heritage Life Investment Corp. ...........     8,100,000
    275,000  American International Group, Inc. ................    29,906,250
    430,000  AON Corp. .........................................    25,208,750
    265,000  The Chubb Corp. ...................................    20,040,625
    250,000  Cincinnati Financial Corp. ........................    35,187,500
    115,000  General Re Corp. ..................................    24,380,000
     50,000  HSB Group, Inc. ...................................     2,759,375
    150,000  Marsh & McLennan Companies, Inc. ..................    11,184,375
    390,000  MBIA Inc. .........................................    26,056,875
    360,000  Mercury General Corp. .............................    19,890,000
    285,000  Ohio Casualty Corp. ...............................    12,718,125
    295,000  The Progressive Corp. .............................    35,363,125
    170,000  Protective Life Corp. .............................    10,157,500
    150,000  Provident Companies, Inc. .........................     5,793,750
    360,000  SAFECO Corp. ......................................    17,550,000
    215,000  St. Paul Companies, Inc. ..........................    17,643,438
    500,000  Torchmark Corp. ...................................    21,031,250
    200,000  UNUM Corp. ........................................    10,875,000
    250,000  USF&G Corp. .......................................     5,515,625
                                                                  ------------
                                                                   365,722,081
                                                                  ------------
COMMON STOCKS: BANKING INSTITUTIONS -- 6.6%
    100,000  Banc One Corp. ....................................     5,431,250
    100,000  J.P. Morgan & Co., Inc. ...........................    11,287,500
    130,000  Wachovia Corp. ....................................    10,546,250
                                                                  ------------
                                                                    27,265,000
                                                                  ------------
COMMON STOCKS: MISCELLANEOUS -- 0.8%

                                                                     3,465,000
                                                                  ------------
TOTAL INVESTMENTS IN COMMON STOCKS -- 96.1%
  (Identified cost, $93,105,465) ...............................   396,452,081
                                                                  ------------
CASH EQUIVALENTS -- 3.9%
 15,977,000  State Street Bank and Trust Eurodollar Time
              Deposit, at cost approximating value,
              maturity 1/2/98 ..................................    15,977,000
                                                                  ------------
TOTAL INVESTMENTS -- 100% (Identified cost, $109,082,465) ......  $412,429,081
                                                                  ============

                      See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES -- December 31, 1997
-------------------------------------------------------------------------------
ASSETS:
Investments, at value (Note 1A) (Identified cost, $109,082,465)   $412,429,081
Dividends and interest receivable .............................        580,730
Receivable for Trust shares sold ..............................      2,290,820
Prepaid expenses ..............................................          8,404
                                                                  ------------
        Total assets ..........................................    415,309,035
LIABILITIES:
Payable for Trust shares repurchased ..........      $  414,393
Accrued investment adviser fee (Note 5) .......         219,089
Accrued expenses and other liabilities ........         100,031
                                                     ----------
        Total liabilities .....................................        733,513
                                                                  ------------
NET ASSETS (Note 3) ...........................................   $414,575,522
                                                                  ============

Per share net asset value, offering price and redemption price
  ($414,575,522 / 9,283,204 shares of $1.00 par value capital
   stock outstanding) (Note 2) ................................      $44.66
                                                                     ======

STATEMENT OF OPERATIONS -- Year Ended December 31, 1997
-----------------------------------------------------------------------------
INVESTMENT INCOME:
  Income:
    Dividends .................................................  $  5,755,865
    Interest ..................................................       384,744
                                                                 ------------
        Total income ..........................................     6,140,609
  Expenses:
    Investment adviser fee (Note 5) ............     $2,281,156
    Non-interested trustees' remuneration (Note 5)       48,500
    Transfer agent .............................        137,787
    Custodian ..................................         56,830
    Insurance ..................................         25,194
    Audit ......................................         54,625
    Registration costs .........................         54,076
    Printing and other .........................         50,158
                                                     ----------
        Total expenses ........................................     2,708,326
                                                                 ------------
            Net investment income .............................     3,432,283
                                                                 ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain from investment transactions ..............    17,070,025
  Increase in net unrealized appreciation of investments ......   115,223,568
                                                                 ------------
            Net realized and unrealized gain on investments ...   132,293,593
                                                                 ------------
Net increase in net assets resulting from operations ..........  $135,725,876
                                                                 ============

                      See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------
                                                                    1997                   1996
                                                                 -----------            -----------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
  Net investment income ..................................      $  3,432,283           $  4,012,180
  Net realized gain on investment transactions ...........        17,070,025              9,627,266
  Increase in net unrealized appreciation of investments .       115,223,568             26,491,322
                                                                ------------           ------------
  Net increase in net assets resulting from operations ...       135,725,876             40,130,768
Net equalization (Note 1C) ...............................            53,124                (88,887)
Distributions to shareholders from:
  Net investment income ..................................        (3,370,609)            (3,903,632)
  Realized gain from investment transactions .............       (16,991,380)            (9,336,444)
Trust share transactions -- net (Note 2) .................        28,377,066            (23,201,195)
                                                                ------------           ------------
            Total increase ...............................       143,794,077              3,600,610
NET ASSETS:
  At beginning of year ...................................       270,781,445            267,180,835
                                                                ------------           ------------
  At end of year (including accumulated distributions in
    excess of net investment income of $270,152 and
    $323,276, respectively) ..............................      $414,575,522           $270,781,445
                                                                ============           ============

FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------
                                             1997            1996            1995            1994            1993
                                            ------          ------          ------          ------          ------
NET ASSET VALUE, beginning of year          $31.30          $28.07          $21.77          $24.04          $25.68
                                            ------          ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........         $ 0.39          $ 0.46          $ 0.41          $ 0.44          $ 0.43
  Net realized and unrealized gain
    (loss) on investments .........          15.25            4.34            7.22           (1.38)           0.52
                                            ------          ------          ------          ------          ------
      Total income from investment
        operations ................         $15.64          $ 4.80          $ 7.63          $(0.94)         $(0.09)
                                            ------          ------          ------          ------          ------
LESS DISTRIBUTIONS FROM:
  Net investment income ...........         $(0.38)         $(0.46)         $(0.41)         $(0.45)         $(0.45)
  Net realized gain on investment
    transactions ..................          (1.90)          (1.11)          (0.92)          (0.88)          (1.10)
                                            ------          ------          ------          ------          ------
      Total distributions .........         $(2.28)         $(1.57)         $(1.33)         $(1.33)         $(1.55)
                                            ------          ------          ------          ------          ------
NET ASSET VALUE, end of year ......         $44.66          $31.30          $28.07          $21.77          $24.04
                                            ======          ======          ======          ======          ======
TOTAL RETURN ......................          50.1%           17.2%           35.2%          (3.9)%          (0.4)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000
    omitted) ......................       $414,576        $270,781        $267,181        $205,904        $242,781
  Ratio of expenses to average net
    assets ........................          0.82%           0.87%           0.94%           1.01%           0.82%
  Ratio of net investment income to
    average net assets ............          1.04%           1.58%           1.60%           1.93%           1.72%
PORTFOLIO TURNOVER RATE ...........             6%              3%              5%              2%             19%
AVERAGE COMMISSION RATE PAID ......        $0.0333         $0.0400

                      See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per-share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

E. Use of Estimates -- The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from those estimates.

(2) TRUST SHARES -- At December 31, 1997, 9,283,204 shares were outstanding. The number of authorized shares of $1.00 par value is unlimited. Transactions in Trust shares were as follows:

                                                    YEAR ENDED                                  YEAR ENDED
                                                 DECEMBER 31, 1997                          DECEMBER 31, 1996
                                     -----------------------------------------  -------------------------------------
                                         SHARES               AMOUNT                SHARES                AMOUNT
                                     --------------       ---------------       --------------       ----------------
Sold ..............................       2,104,952           $83,150,199              699,331           $ 20,345,429
Issued to shareholders in
reinvestment of distributions from:
  Net investment income ...........          60,077             2,472,550               88,021              2,669,827
  Realized gain on investment
    transactions ..................         298,078            13,237,627              242,250              7,684,171
                                         ----------           -----------           ----------           ------------
                                          2,463,107            98,860,376            1,029,602             30,699,427
Repurchased .......................      (1,832,014)          (70,483,310)          (1,896,822)           (53,900,622)
                                         ----------           -----------           ----------           ------------
    Net increase (decrease) .......         631,093           $28,377,066             (867,220)          $(23,201,195)
                                         ==========           ===========           ==========           ============

(3) SOURCES OF NET ASSETS -- At December 31, 1997, net assets consisted of:
    Capital paid-in ...............................................................................      $111,587,298
    Accumulated distributions in excess of net investment income ..................................          (270,152)
    Accumulated distributions in excess of net realized gain on investment transactions ...........           (88,240)
    Unrealized appreciation in value of investments ...............................................       303,346,616
                                                                                                         ------------
        Net assets applicable to outstanding capital stock ........................................      $414,575,522
                                                                                                         ============

Statement of Position (SOP) 93-2; Determination, Disclosure and Financial Statement Presentation of Income, Capital Gains and Return of Capital Distributions by Investment Companies requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated realized gains. The effect of the SOP for the year ended December 31, 1997 was to increase distributions in excess of net investment income by $61,674, increase accumulated distributions in excess of net realized gains by $78,645, and increase capital paid-in by $140,319. This adjustment results from permanent differences arising from differing financial statement and tax treatment of equalization. Net investment income, net realized gains and net assets were not affected by this change.

(4) INVESTMENT SECURITY TRANSACTIONS -- Other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $19,612,464 and $22,838,091, respectively, during the year ended December 31, 1997. At December 31, 1997, the cost of investments for federal tax purposes was $109,170,706. Net unrealized appreciation for all securities at that date was $303,258,375. This consisted entirely of aggregate gross unrealized appreciation.

(5) INVESTMENT ADVISER FEE -- The investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.7% of the first $250 million and 0.6% of the amounts exceeding $250 million of the Trust's net asset value. For the year ended December 31, 1997, the fee amounted to $2,281,156. Officers and Trustees of the Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Century Shares Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Century Shares Trust as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the years in the five-year period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Century Shares Trust at December 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 16, 1998

PART C. OTHER INFORMATION


Item 24.     Financial Statements and Exhibits

     (a)     Financial Statements

             The following financial statements and accompanying independent auditors' report are included in Part B:


               As at December 31, 1997


                 Portfolio of Investments

                 Statement of Assets and Liabilities


               For Year Ended December 31, 1997


                 Statement of Operations


               For Years Ended December 31, 1997 and 1996


                 Statement of Changes in Net Assets


               Financial Highlights, Each of the Five Years in the Period Ended December 31, 1997


               Notes to Financial Statements

               Independent Auditors' Report

     (b)     Exhibits

(1)          Copy of Declaration of Trust as amended to July 1, 1994,
               filed as Exhibit 1 with the Sixty-Eighth Post-Effective Amendment to Registration Statement No. 2-11466 is incorporated herein by reference.

(2)          None.

(3)          None.

(4)          Copy of specimen certificate filed as Exhibit 4 with
               the Sixty-Sixth Post-Effective Amendment to
               Registration Statement No. 2-11466 is incorporated herein by reference.

(5)          Copy of Investment Advisory and Management Services
               Agreement between Century Shares Trust and Century
               Capital Management, Inc., effective July 1, 1994, filed as Exhibit 5 with the Sixty-Seventh Post-Effective Amendment to Registration Statement No. 2-11466 is incorporated herein by reference.

(6)          Not applicable.

(7)          Not applicable.

(8)          Copy of the Custodian Contract, dated as of November
               1, 1993, between State Street Bank and Trust Company and the Trust filed as Exhibit 8 with the Sixty-Sixth Post-Effective Amendment to Registration Statement No. 2-11466 is incorporated herein by reference.

(9)          Copy of the Transfer Agency and Service Agreement, dated
               as of November 1, 1993, between State Street Bank and Trust Company and the Trust filed as Exhibit
               9 with the Sixty-Sixth Post-Effective Amendment to Registration Statement No. 2-11466 is incorporated herein by reference.


(10)         Opinion of counsel as to legality of shares being registered and consent to the use thereof filed herewith as Exhibit 10.


(11)         Written consent of certified public accountants filed
               herewith as Exhibit 11.

(12)         None.

(13)         Not applicable.


(14)         Copy of Individual Retirement Account documents filed
               herewith as Exhibit 14.


(15)         None.

(16)         Schedule for computation of performance quotations
               filed herewith as Exhibit 16.

(17)         A Financial Data Schedule meeting the requirements of
               Rule 483 is filed herewith as Exhibit 17.

(18)         Not applicable.

Item 25.     Persons Controlled by or Under Common Control with Registrant

               There are no persons controlled by the Trust. The following persons may be deemed to be under common control with the Trust as a result of direct or indirect control by shareholders of Century Capital Management, Inc., the investment adviser to the Trust.

                                State of
Person                        Organization      Basis of Control

Century Capital Management, Inc.    MA      Ownership of 25% of voting
                                            stock of each of Allan W.
                                            Fulkerson and William W.
                                            Dyer, Jr.

CCM Ventures, L.P.                  DE      Century Capital Management, Inc.
                                            is the general partner.

CCP Capital, Inc.                   MA      Ownership of 25% of voting
                                            stock by each of Messrs.
                                            Fulkerson and Dyer


CCP Capital II, LLC                 DE      Ownership of 25% of member
                                            interests by Messrs. Fulkerson
                                            and Dyer


Massachusetts Fiduciary             MA      Ownership of 25% of voting
  Advisors, Inc.                            stock by Mr. Fulkerson

MFA-MASTERS Limited Partnership     MA      The general partner is
                                            Massachusetts Fiduciary
                                            Advisors, Inc.

ISF Limited Partnership             MD      Century Capital Management,
                                            Inc. is the general partner of
                                            a general partner, and the
                                            investment adviser

Century Capital Partners, L.P.      DE      CCP Capital, Inc. is the general
                                            partner and Century Capital
                                            Management, Inc. is the
                                            investment adviser.


Century Capital
  Partners II, L.P.                 DE      CCP Capital II, LLC is the
                                            general partner and Century
                                            Capital Management, Inc. is
                                            the investment adviser.

Century Merchant Bankers LLC        MD      Century Capital Management, Inc.
                                            and Mr. Fulkerson are the members.

Item 26.     Number of Holders of Securities

                    (1)                           (2)
                                            Number of Record
              Title of Class                    Holders
              --------------                    -------

              Capital stock                    12,000 as of
              $1.00 par value                  April 1, 1998


Item 27.     Indemnification

             Paragraphs 7 and 12 of the Registrant's Declaration of Trust read as follows:

             "7. The Trustees and officers shall not be liable for anything done or omitted by them in good faith, and each of them shall be answerable and accountable only for his own acts, receipts, neglects, and willful defaults, and not for those of the others or of any agent employed by them, nor for the acts, receipts, neglects, willful defaults or solvency of any bank, trust company, or other person with whom or into whose hands any moneys or securities may be deposited or come, nor for any defect in title of any property acquired, nor for making or retaining any investment nor for any loss unless it shall happen through his own willful default, and they shall be entitled to indemnity out of the trust premises against any liability incurred in the execution of the terms or provisions hereof. The Trustees and officers shall be entitled to advice of counsel at the expense of the Trust and shall not be liable for any action taken or omitted in good faith on the advice of counsel. And no Trustee however appointed shall be obliged to give any bond or surety or other security for the performance of any of his duties in the said trusts, but no person shall be appointed to fill any vacancy in the Board of Trustees unless he shall have agreed in writing to be bound in all respects by the Declaration of Trust as it may from time to time be amended, to the same extent as if he had been a Trustee at the date of the execution hereof. Noth-ing herein shall protect any Trustee or officer against any liability to the Trust or to its shareholders to which he would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence, or by reckless disregard of the duties involved in the conduct of his office."

"Limitations of Liability of Shareholders, Trustees and Others; Indemnification

             12. (a) No Shareholder shall be subject to any personal liability to any person whatsoever in connection with trust property or the acts, obligations or affairs of the Trust, unless the Shareholder's actions shall have created or contributed to the creation of such liability, as determined by the Trustees consistent with applicable law. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability to any person in connection with trust property or the affairs of the Trust, save only that arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office and all such persons shall look solely to the trust property for satisfaction of claims of any nature arising in connection with the affairs of the Trust.

     (b) No Trustee, officer, employee or agent of the Trust, and no investment adviser, administrator, custodian, transfer agent or other provider of services to the Trust, shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee or agent for any action or failure to act (including the failure to compel in any way any former or acting Trustee to redress any breach of trust), except upon a showing of bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

     (c) Every person who is or was a Trustee, officer or employee of the Trust and, if the Trustees in their discretion so resolve consistent with the provisions of the Investment Company Act of 1940, any person rendering or having rendered investment advisory, management, administrative or other services to the Trustees or the Trust and every officer, director, trustee, shareholder, employee and agent of any such person (each such person hereinafter referred to as a "Covered Person") shall have a right to be indemnified by the Trust against all liability and reasonable expenses incurred by him in connection with or resulting from any claim, action, suit or proceeding in which he is or may become involved as a party or otherwise by reason of his being or having been a Covered Person, provided (1) said claim, action, suit or proceeding shall be prosecuted to a final determination and he shall be vindicated on the merits,
(2) in the absence of such final determination vindicating him on the merits, it shall be determined by the Trustees or counsel, as below provided, that he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Trust and that such indemnification is in the best interests of the Trust and, with respect to any criminal action or proceeding, he had no reasonable cause to believe his conduct was unlawful; said determination be made either by the Trustees by a majority vote of a quorum consisting of disinterested Trustees, or, if such quorum is not obtainable or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion, in either case based upon a review of readily available facts (as opposed to a full trial-type inquiry).

     For purposes of the preceding paragraph:

      (1) "liability and reasonable expenses" shall include, but not be limited to, reasonable counsel fees and disbursements, amounts of any judgment, fine or penalty, and reasonable amounts paid in settlement; (2) "claim, action suit or proceeding" shall include every such claim, action suit or proceeding, whether civil or criminal, derivative or otherwise, administrative, judicial, or investigative and any appeal relating thereto, and shall include any reasonable apprehension or threat of such a claim, action, suit or proceeding; (3) a settlement, plea of nolo contendere, consent judgment, adverse civil judgment, or conviction shall not of itself create a presumption that the conduct of the person seeking indemnification did not meet the standard of conduct set forth in the preceding paragraph.

     Notwithstanding the foregoing, the following additional limitations shall apply with respect to any action by or in the right of the Trust; (1) no indemnification shall be made in respect of any claim, issue or matter as to which the Covered Person shall have been adjudged to be liable for gross negligence or misconduct in the performance of his duty to the Trust unless the court which made such a finding or any other court of equity in the county where the Trust has its principal office determines that, despite the adjudication of liability, such Covered Person is fairly and reasonably entitled to indemnity for some or all of his expenses; and (2) indemnification in such case shall extend only to disbursements, and shall not include judgments or fines.

     The right of indemnification shall extend to the legal representative and heirs of any Covered Person otherwise entitled to indemnification. If a Covered Person meets the requirements of this paragraph 12 with respect to some matters in a claim, action, suit or proceeding, but not with respect to others, he shall be entitled to indemnification as to the former. Expenses incurred in defending an action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding as authorized by the Trustees in the specific case either upon receipt of an undertaking satisfactory to the Trustees by the Covered Person to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Trust as authorized in this paragraph, or, if the Trust is at the time of such advance insured against losses arising by reason of the advance.

     This paragraph 12 shall not exclude any other rights of indemnification or other rights to which any Covered Person may be entitled to by contract, or as a matter of law."

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding), as asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.     Business and Other Connections of Investment Adviser


     Century Capital Management, Inc. (the "Adviser") is the investment adviser to four limited partnerships with net assets at March 31, 1998, of approximately $182 million.


    For the past two fiscal years, the indicated persons associated with the Adviser have also been engaged as indicated on the attached Exhibit 28.

Item 29.     Principal Underwriters

               Not applicable.

Item 30.     Location of Accounts and Record

               All applicable accounts, books and documents required to be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession and custody of the Registrant, Century Shares Trust, One Liberty Square, Boston, Massachusetts 02109 and/or its custodian, State Street Bank and Trust Company One Heritage Drive, North Quincy, Massachusetts, 02171, and/or its principal transfer agent and dividend paying agent, Boston Financial Data Services, Two Heritage Drive, North Quincy, Massachusetts, 02171 and/or it limited purpose co-transfer agent, Charles Schwab Trust Company ("CSTC"), 101 Montgomery Street, San Francisco, CA, 94104, and 320 Springside Drive, Suite 350, Akron, OH, 44333. Boston Financial Data Services, as the Trust's principal transfer agent, maintains shareholder records with the exception of those concerning certain retirement plans as to which CSTC is trustee, which are maintained by CSTC. The Registrant also maintains portfolio trading documents and certain corporate documents. The custodian maintains the general ledger, supporting accounting data and all other accounts, books and documents.

Item 31.       Management Services

               Not applicable.

Item 32.       Undertakings

               Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

           Exhibit 28 to Form N1-A of Century Shares Trust - Page One


                          Position               Other
Name                      With Adviser           Associated Company                  Address                         Position
----                      ------------           ------------------                  -------                         --------
Allan W. Fulkerson        President,             Century Capital                     One Liberty Square              President,
                            Director               Management, Inc.                  Boston, MA                        Director

                                                 Massachusetts Fiduciary             One Liberty Square              President,
                                                   Advisors, Inc.                    Boston, MA                        Director

                                                 Century Shares Trust                One Liberty Square              Chairman,
                                                                                     Boston, MA                        Trustee


                                                 Century Merchant                    300 East Lombard Street         Director
                                                   Bankers LLC                       Suite 610A
                                                                                     Baltimore, MD


                                                 CCP Capital, Inc.                   One Liberty Square              President,
                                                                                     Boston, MA                        Director


                                                 CCP Capital II, LLC                 One Liberty Square              Managing
                                                                                     Boston, MA                        Member


                                                 Lumber Mutual Insurance             One Speen Street                Director &
                                                   Company                           Framingham, MA                    Chairman of
                                                                                                                       Executive
                                                                                                                       Committee

                                                 North American Lumber               One Speen Street                Director &
                                                   Insurance Company                 Framingham, MA                    Chairman of
                                                                                                                       Executive
                                                                                                                       Committee

                                                 Seaco Insurance Co.                 One Speen Street                Director &
                                                                                     Framingham, MA                    Chairman of
                                                                                                                       Executive
                                                                                                                       Committee


                                                 SCUUL, Limited                      Wesley Street                   Director
                                                                                     Hamilton, Bermuda


                                                 Investment Management               One Liberty Square              Director
                                                   Publications, Inc.                Boston, MA

                                                 Mutual Risk Management              69 Front Street                 Director
                                                   Ltd.                              Hamilton, Bermuda


                                                 Great Northwest                     2229 W. State Street            Director
                                                   Holding Co., Inc.                 Boise, ID

                                                 Great Northwest                     2229 W. State Street            Director
                                                   Insurance Company                 Boise, ID

                                                 Tempest Reinsurance                 Clarendon House                 Director
                                                                                     Two Church Street
                                                                                     Hamilton, Bermuda


                                                 Terra Nova (Bermuda)                7 Victoria Street               Director
                                                   Holdings, Inc.                    Hamilton, Bermuda


                                                 Risk Capital Holdings, Inc.         20 Horseneck Lane               Director
                                                                                     Greenwich, CT

                                                 Wellington Underwriting plc         2 Minster Court                 Director
                                                                                     Mincing Lane, London


                                                 Cairnstone, Inc.                    5201 Blue Lagoon Drive          Director
                                                                                     Miami, FL


                                                 HCC Insurance Holdings, Inc.        13403 N.W. Freeway              Director
                                                                                     Houston, TX

                                                 Ladd Financial Group, Inc.          246 Park Street                 Director
                                                                                     W. Springfield, MA


William W. Dyer, Jr.      Vice President,        Century Capital                     One Liberty Square              Vice President,
                            Director               Management, Inc.                  Boston, MA                        Director


                                                 Century Shares Trust                One Liberty Square              Trustee
                                                                                     Boston, MA

                                                 Century Merchant                    300 East Lombard Street         Director
                                                   Bankers LLC                       Suite 610A
                                                                                     Baltimore, MD


                                                 CCP Capital, Inc.                   One Liberty Square              Vice President,
                                                                                     Boston, MA                        Director


                                                 CCP Capital II, LLC                 One Liberty Square              Managing
                                                                                     Boston, MA                        Member


                                                 The Patriot Group, Inc.             5709 Linglestown Road           Director
                                                                                     Harrisburg, PA


                                                 Sen-Tech International              111 John Street                 Director
                                                   Holdings, Inc.                    New York, NY

                                                 Seneca Insurance                    111 John Street                 Director
                                                   Company, Inc.                     New York, NY

                                                 PFG, Inc.                           980 Harvest Drive               Director
                                                                                     Blue Bell, PA


                                                 CORE Insurance Holdings, Inc.       1010 Washington Boulevard       Director
                                                                                     Stamford, CT


                                                 American Direct Business            5 Waterside Crossing            Director
                                                   Insurance Agency, Inc.            Windsor, CT

Richard F. Cook, Jr.      Vice President,        Century Capital                     One Liberty Square              Vice President,
                            Treasurer and        Management, Inc.                    Boston, MA                        Treasurer
                            Clerk, Director                                                                            and Clerk,
                                                                                                                       Director

                                                 Massachusetts Fiduciary             One Liberty Square              Senior V.P.,
                                                   Advisors, Inc.                    Boston, MA                        Treasurer
                                                                                     and Clerk

                                                 Century Shares Trust                One Liberty Square              Secretary
                                                                                     Boston, MA


                                                 Century Merchant                    300 East Lombard Street         Director
                                                   Bankers LLC                       Suite 610A
                                                                                     Baltimore, MD


                                                 CCP Capital, Inc.                   One Liberty Square              Vice President,
                                                                                     Boston, MA                        Treasurer
                                                                                     and Clerk,                          Director


                                                 CCP Capital II, LLC                 One Liberty Square              Managing
                                                                                     Boston, MA                        Member


                                                 Investment Management               One Liberty Square              Director
                                                   Publications, Inc.                Boston, MA

                                                 The Patriot Group, Inc.             5709 Linglestown Road           Director
                                                                                     Harrisburg, PA


                                                 Specialty Insurance                 The City Drive South            Director
                                                   Service                           Orange, CA

                                                 Great Northwest                     2229 W. State Street            Director
                                                   Holding Co., Inc.                 Boise, ID

                                                 DP Mann Holdings Limited            6 London Street                 Director
                                                                                     London, England


Richard J. Freeman        Vice President         Century Capital                     One Liberty Square              Vice President
                                                   Management, Inc.                  Boston, MA

                                                 CCP Capital, Inc.                   One Liberty Square              Vice President
                                                                                     Boston, MA


                                                 CCP Capital II, LLC                 One Liberty Square              Managing
                                                                                     Boston, MA                        Member

                                                 EQE International, Inc.             44 Montgomery Street            Director
                                                                                     San Francisco, CA


                                                 Vista Information                   5060 Shoreham Place             Director
                                                   Solutions, Inc.                   San Diego, CA

James B. Stradtner        Vice President         Century Capital                     One Liberty Square              Vice President
                                                   Management, Inc.                  Boston, MA


                                                 Century Merchant                    300 East Lombard Street         President
                                                  Bankers LLC                        Suite 610A
                                                                                     Baltimore, MD

                                                 CCP Capital II, LLC                 One Liberty Square              Managing
                                                                                     Boston, MA                        Member

                                                 Alex. Brown & Sons                  Baltimore, MD                   General
                                                                                                                       Partner,
                                                                                                                       Managing
                                                                                                                       Director


                                                 Kentucky Home Mutual                Louisville, KY                  Director
                                                   Insurance Co.

                                                 Montgomery Mutual                   Sandy Spring, MD                Director
                                                   Insurance Co.


                                                 Legal Mutual Insurance Co.          Baltimore, MD                   Director

                                                 Great Northwest Holding             Baltimore, MD                   Director
                                                   Company, Inc.

                                                 Mastercare                          Cranford, NJ                    Director


                                   SIGNATURES


     Registrant hereby certifies that this Seventy-First Post-Effective Amendment to Registration Statement No. 2-11466 meets all the requirements for effectiveness under Paragraph (b) of Rule 485 under the Securities Act of 1933. Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Seventy-First Post-Effective Amendment to Registration Statement No. 2-11466 to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Boston, and Commonwealth of Massachusetts on this 28th day of April, 1998.


                               CENTURY SHARES TRUST

                               By:
                                    ----------------------
                                    Allan W. Fulkerson,
                                    Chairman

Attest:  ------------------------
         Richard F. Cook, Jr.,
         Secretary


Pursuant to the requirements of the Securities Act of 1933, this Seventy-First Post-Effective Amendment to Registration Statement No. 2-11466 has been signed below by the following persons in the capacities and on the date indicated:

Signature                      Title                          Date
---------                      -----                          ----
                               Trustee                        April 28, 1998
------------------------
William O. Bailey

                               Trustee                        April 28, 1998
------------------------
John E. Beard

                               Trustee                        April 28, 1998
------------------------
William W. Dyer, Jr.

                               Trustee and                    April 28, 1998
------------------------       Chairman
Allan W. Fulkerson

                               Trustee                        April 28, 1998
------------------------
Ernest E. Monrad

                               Trustee                        April 28, 1998
------------------------
Jerry S. Rosenbloom

                               INDEX TO EXHIBITS

EXHIBIT NO.              DESCRIPTION OF EXHIBIT                  PAGE NO.
-----------              ----------------------                  --------


     10                  Opinion of Counsel


     11                  Independent Auditors' Consent


     14                  Individual Retirement Account
                         Documents


     16                  Schedule for Computation of
                         Performance Quotations

     17                  Financial Data Schedule